                                                                    EXHIBIT 10.9

                              INDEMNITY AGREEMENT


     THIS AGREEMENT made as of the __ day of _______, 19__, between AltaVista Company, a Delaware corporation ("Company"), and __________("Indemnitee").

     WHEREAS, Indemnitee is an executive officer of the Company, and the Company and Indemnitee desire that Indemnitee continue to serve in this capacity; and

     WHEREAS, qualified persons are often reluctant to serve publicly-held corporations as directors or officers unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

     WHEREAS, the Board of Directors has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Company to agree to indemnify such persons so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

     WHEREAS, the Company desires and intends hereby to indemnify Indemnitee to the fullest extent permitted by law:

     NOW THEREFORE, WITNESSETH:

     THAT for and in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.   Continued Service.  Indemnitee will continue to serve, at the will of the
     -----------------
Company, as an officer so long as Indemnitee is duly elected and qualified in accordance with the by-laws of the Company or until Indemnitee tenders Indemnitee's resignation.

2.   Indemnification.
     ---------------

     (a) The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended.

     (b) Without limiting the generality of Subsection 2(a) hereof, the Company agrees that it shall indemnify Indemnitee as follows:

          (i) The Company shall indemnify Indemnitee when Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by Indemnitee or on Indemnitee's behalf (net of any insurance proceeds received by Indemnitee or paid on Indemnitee's behalf) in connection with such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee failed to act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

          (ii) The Company shall indemnify Indemnitee when Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf (net of any insurance proceeds received by Indemnitee or paid on Indemnitee's behalf) in connection with the defense or settlement of such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or such other court shall deem proper.

          (iii) Any indemnification under the circumstances specified in Subsections 2(b)(i) or (ii) hereunder (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination (in accordance with Section 3 hereof) that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Subsections 2(b)(i) or (ii) hereof. Such determination shall be made (1) by a majority vote of the directors who were not parties to such proceeding ("Disinterested Directors"), even though less than a quorum, (2) by a committee of Disinterested Directors designated by a majority vote of Designated Directors, even though less than a quorum, (3) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

     (c) Expenses actually and reasonably incurred or to be incurred within the next 30 days by Indemnitee (including attorneys' retainers and other expenses required to be paid in advance) in defending a pending or threatened proceeding shall be paid by the Company in advance of the final disposition of such proceeding within 30 days of the actual receipt by the Company of a sworn statement of request for advancement of expenses substantially in the form of
Exhibit 1 attached hereto and made a part hereof (together with evidence thereof), averring that (i) Indemnitee has reasonably incurred or will reasonably incur actual expenses in defending a proceeding, and (ii) Indemnitee undertakes to repay such amount if it is ultimately determined, in accordance with the provisions of Section 3 hereof, that Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise.

     (d) Notwithstanding the other provisions of this Section, to the extent that Indemnitee has served as a witness on behalf of the Company, Indemnitee shall be indemnified by the Company against all expenses actually and reasonably incurred by Indemnitee in connection with such services as a witness. Notwithstanding the other provisions of this Section, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding referred to in Subsections 2(b)(i) and (ii), or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified by the Company against expenses actually and reasonably incurred by Indemnitee in connection with such proceeding, claim, issue or matter. Any indemnifiable amount required under this Subsection 2(d) shall be paid by the Company no later than 30 days after actual receipt by the Company of a sworn statement of request for such expenses (together with evidence thereof).

     (e) The right to indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any statute, by-law, insurance policy, agreement, vote of stockholders or Disinterested Directors or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.

     (f) The Company's agreements and obligations under this Agreement shall continue during the period Indemnitee is a director or officer of the Company, and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or proceeding by reason of Indemnitee's service in such capacity. The Indemnitee's rights under this Agreement shall inure to the benefit of Indemnitee's heirs, executors and administrators.

     (g) The Company shall not be liable under this Agreement to make any payment which is prohibited by applicable law, including, without limitation, any liability of Indemnitee to the Company under Section 16(b) of the Securities Exchange Act of 1934.

     (h) Upon payment of any amounts under this Agreement, the Company shall be subrogated to the rights of the Indemnitee, and Indemnitee's heirs, executors or administrators receiving such payments, against any insurance carrier in respect to such amounts (to the extent permitted by such insurance carriers). In no event shall the Company be obligated to maintain directors' and officers' liability insurance on Indemnitee's behalf.

3.   Determination of Right to Indemnification.  For purposes of making the
     -----------------------------------------
determination in a specific case under Subsection 2(b)(iii) hereof whether to make indemnification, the Disinterested Directors, the Committee of Disinterested Directors, independent legal counsel or stockholders, as the case may be, shall make such determination in accordance with the following procedure:

     (a) Indemnitee may submit to the Board of Directors a sworn statement of request for indemnification substantially in the form of Exhibit 2 attached hereto and made a part hereof ("Indemnification Statement") averring that Indemnitee has met the applicable standard of conduct set forth in Subsections 2(b)(i) and (ii) hereof; and

     (b) Submission of the Indemnification Statement to the Board of Directors shall create a rebuttable presumption that Indemnitee is entitled to indemnification under this Agreement, and the Disinterested Directors, independent legal counsel or stockholders, as the case may be, shall within 60 days after actual receipt by the Company of the Indemnification Statement specifically determine that Indemnitee is so entitled, unless it or they shall possess sufficient evidence to rebut the presumption that Indemnitee has met the applicable standard of conduct set forth in Subsections 2(b)(i) and (ii) hereof. If the determination is made by the Disinterested Directors, the evidence which they possess shall be disclosed to Indemnitee with particularity in a sworn written statement signed by all persons who participated in the determination and voted to deny indemnification.

     (c)  Subject to the Company's obligation to advance expenses pursuant to
Section 2(c) above, if indemnification is requested with respect to any proceeding (whether threatened, pending or completed) to which Indemnitee is a party, the request for indemnification shall be made only after a Company-approved settlement has been reached (and approved by the court if required) or a final judgment has been entered. Once a determination has been made under this Section 3 that Indemnitee is entitled to indemnification hereunder, the amounts to be indemnified hereunder shall be paid by the Company within 30 days thereafter, or otherwise as specified by the terms of any such settlement or judgment.

4.   Merger, Consolidation or Change in Control.  In the event that the Company
     ------------------------------------------
shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, or if there is a change in control of the Company as defined in Section 5 hereof, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no change in the control of the Company.

5.   Certain Definitions.  For purposes of this Agreement, the following
     -------------------
definitions apply herein:

          (a) "change of control" shall include any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the Board of Directors of the Company.

          (b) "expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, appeal bonds and all other disbursements or expenses customarily incurred in connection with asserting or defending claims;

          (c) "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan;

          (d) "independent counsel" shall mean a law firm or member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "independent counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement;

          (e) "proceeding" shall include any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative;

          (f) "other enterprises" shall include employee benefit plans, and civic, non-profit or charitable organizations, whether or not incorporated; and

          (g) "serving at the request of the Company" shall include any service at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to a corporation or "other enterprise," its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of such other enterprise or entity, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement;

6.   Notification and Defense of Claim.  Within five days after receipt by
     ---------------------------------
Indemnitee of notice of the commencement of any proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof. Failure to so notify the Company within such period will terminate the Company's obligation to Indemnitee with respect to such proceeding under this Agreement, but the omission so to notify the Company will not relieve it from any liability which it may have to

Indemnitee otherwise than under this Agreement. With respect to any such proceeding as to which Indemnitee notifies the Company of the commencement thereof:

     (a) The Company will be entitled to participate therein at its own expense; and

     (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such proceeding, or
(iii) the Company shall not in fact have employed counsel to assume the defense of such proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

     (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any proceeding effected without its written consent. The Company shall not settle any proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

7.   Attorneys' Fees.  In the event that Indemnitee institutes any legal action
     ---------------
to enforce Indemnitee's rights hereunder, or to recover damages for breach of this Agreement, Indemnitee, if Indemnitee prevails in whole or in part, shall be entitled to recover from the Company all attorneys' fees and disbursements incurred by Indemnitee with respect to the claims or matters on which Indemnitee has prevailed.

8.   Severability.  If any provision of this Agreement or the application of any
     ------------
provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected.

9.   Governing Law.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the State of Delaware without regard to its conflict of laws rules.

10.  Modification.  This Agreement contains the entire agreement of the parties
     ------------
relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto.

11.  Deposit of Funds in Trust.  In the event that the Company decides to
     -------------------------
voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than ten days prior to such dissolution or filing, the Company shall deposit in trust for the exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This Section 11 shall not apply to dissolution of the Company in connection with a transaction as to which Section 4 hereof applies.

12.  Notices.  All notices (and other communications) provided for by this
     -------
Agreement, unless actual receipt thereof is required by this Agreement, shall be deemed given when delivered by hand or when deposited in the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, as follows:

     If to Indemnitee:  _________________________
                        _________________________
                        _________________________
                        _________________________

     If to the Company: AltaVista Company
                        529 Bryant Street
                        Palo Alto, CA 94024
                        Attn.: Stephanie Lucie

or to such address as either party may have furnished to the other in writing. Any notice of Indemnitee to the Company pursuant to Section 6 hereof shall be deemed made when actually received at the office provided above, addressed as provided above.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on this __ day of _____________ 19__ effective as of the date first above written.

                                        ALTAVISTA COMPANY


                                        By: ______________________________

                                            INDEMNITEE

                                            _____________________________
                                            Name: _______________________

                                   EXHIBIT 1

                           STATEMENT OF UNDERTAKING


STATE OF

COUNTY OF

     I, ______________________, being first duly sworn do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnity Agreement dated ______________, between AltaVista Company, a Delaware corporation ("Company"), and the undersigned.

     2. I am requesting advancement of certain actual expenses which have reasonably been incurred or will be reasonably incurred by me or on my behalf within the next 30 days in defending a civil or criminal action, suit or proceeding to which I am a party or am threatened to be made a party by reason of the fact that I am or was a director or officer of the Company.

     3. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I am not entitled to be indemnified by the Company.

     4. The expenses for which advancement is requested have been or will be incurred in connection with the following action, suit or proceeding:


                                              __________________________________
                                              Name: ____________________________


     Subscribed and sworn to before me this _____ day of _______________, 19___.



                                              __________________________________
                                                    Notary Public in and for
                                                     said state and county

                                              My commission expires: ___________

                                   EXHIBIT 2

                   STATEMENT OF REQUEST FOR INDEMNIFICATION


STATE OF

COUNTY OF


     I, _______________________, being first duly sworn do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnity Agreement dated _________________, between AltaVista Company, a Delaware corporation ("Company"), and the undersigned.

     2. I am requesting indemnification against expenses and, with respect to any action not by or in the right of the Company, judgments, fines and amounts paid in settlement, all of which have been actually and reasonably incurred by me or on my behalf in connection with a certain action, suit or proceeding to which I am a party by reason of the fact that I am or was a director or officer of the Company.

     3. With respect to all matters related to any such action, suit or proceeding, I acted in good faith and in a manner I reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, I had no reason to believe that my conduct was unlawful.

     4. I am requesting indemnification in connection with the following suit, action or proceeding:


                                              __________________________________
                                              Name: ____________________________

Subscribed and sworn to before me this _____ day of _____________________,19___.

                                              __________________________________
                                              Notary Public in and for
                                              said state and county

                                              My commission expires: ___________

                              INDEMNITY AGREEMENT


     THIS AGREEMENT, effective as of the 18th day of August, 1999, between AltaVista Company, a Delaware corporation ("Company"), and
__________("Indemnitee").

     WHEREAS, Indemnitee is a director of the Company, and the Company and Indemnitee desire that Indemnitee continue to serve in this capacity; and

     WHEREAS, qualified persons are often reluctant to serve publicly-held corporations as directors or officers unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

     WHEREAS, the Board of Directors has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Company to agree to indemnify such persons so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

     WHEREAS, the Company desires and intends hereby to indemnify Indemnitee to the fullest extent permitted by law:

     NOW THEREFORE, WITNESSETH:

     THAT for and in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.   Continued Service.  Indemnitee will continue to serve, at the will of the
     -----------------
Company, as a director so long as Indemnitee is duly elected and qualified in accordance with the by-laws of the Company or until Indemnitee tenders Indemnitee's resignation.

2.   Indemnification.
     ---------------

    (a) The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended.

    (b) Without limiting the generality of Subsection 2(a) hereof, the Company agrees that it shall indemnify Indemnitee as follows:

          (i) The Company shall indemnify Indemnitee when Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by Indemnitee or on Indemnitee's behalf (net of any insurance proceeds received by Indemnitee or paid on Indemnitee's behalf) in connection with such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee failed to act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

          (ii) The Company shall indemnify Indemnitee when Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf (net of any insurance proceeds received by Indemnitee or paid on Indemnitee's behalf) in connection with the defense or settlement of such proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or such other court shall deem proper.

          (iii) Any indemnification under the circumstances specified in Subsections 2(b)(i) or (ii) hereunder (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination (in accordance with Section 3 hereof) that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Subsections 2(b)(i) or (ii) hereof. Such determination shall be made (1) by a majority vote of the directors who were not parties to such proceeding ("Disinterested Directors"), even though less than a quorum, (2) by a committee of Disinterested Directors designated by a majority vote of Designated Directors, even though less than a quorum, (3) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

     (c) Expenses actually and reasonably incurred or to be incurred within the next 30 days by Indemnitee (including attorneys' retainers and other expenses required to be paid in advance) in defending a pending or threatened proceeding shall be paid by the Company in advance of the final disposition of such proceeding within 30 days of the actual receipt by the Company of a sworn statement of request for advancement of expenses substantially in the form of
Exhibit 1 attached hereto and made a part hereof (together with evidence thereof), averring that (i) Indemnitee has reasonably incurred or will reasonably incur actual expenses in defending a proceeding, and (ii) Indemnitee undertakes to repay such amount if it is ultimately determined, in accordance with the provisions of Section 3 hereof, that Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise.

     (d) Notwithstanding the other provisions of this Section, to the extent that Indemnitee has served as a witness on behalf of the Company, Indemnitee shall be indemnified by the Company against all expenses actually and reasonably incurred by Indemnitee in connection with such services as a witness. Notwithstanding the other provisions of this Section, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding referred to in Subsections 2(b)(i) and (ii), or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified by the Company against expenses actually and reasonably incurred by Indemnitee in connection with such proceeding, claim, issue or matter. Any indemnifiable amount required under this Subsection 2(d) shall be paid by the Company no later than 30 days after actual receipt by the Company of a sworn statement of request for such expenses (together with evidence thereof).

     (e) The right to indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any statute, by-law, insurance policy, agreement, vote of stockholders or Disinterested Directors or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.

     (f) The Company's agreements and obligations under this Agreement shall continue during the period Indemnitee is a director or officer of the Company, and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or proceeding by reason of Indemnitee's service in such capacity. The Indemnitee's rights under this Agreement shall inure to the benefit of Indemnitee's heirs, executors and administrators.

     (g) The Company shall not be liable under this Agreement to make any payment which is prohibited by applicable law, including, without limitation, any liability of Indemnitee to the Company under Section 16(b) of the Securities Exchange Act of 1934.

     (h) Upon payment of any amounts under this Agreement, the Company shall be subrogated to the rights of the Indemnitee, and Indemnitee's heirs, executors or administrators receiving such payments, against any insurance carrier in respect to such amounts (to the extent permitted by such insurance carriers). In no event shall the Company be obligated to maintain directors' and officers' liability insurance on Indemnitee's behalf.

3.   Determination of Right to Indemnification. For purposes of making the
     -----------------------------------------
determination in a specific case under Subsection 2(b)(iii) hereof whether to make indemnification, the Disinterested Directors, the Committee of Disinterested Directors, independent legal counsel or stockholders, as the case may be, shall make such determination in accordance with the following procedure:

     (a) Indemnitee may submit to the Board of Directors a sworn statement of request for indemnification substantially in the form of Exhibit 2 attached hereto and made a part hereof ("Indemnification Statement") averring that Indemnitee has met the applicable standard of conduct set forth in Subsections 2(b)(i) and (ii) hereof; and

     (b) Submission of the Indemnification Statement to the Board of Directors shall create a rebuttable presumption that Indemnitee is entitled to indemnification under this Agreement, and the Disinterested Directors, independent legal counsel or stockholders, as the case may be, shall within 60 days after actual receipt by the Company of the Indemnification Statement specifically determine that Indemnitee is so entitled, unless it or they shall possess sufficient evidence to rebut the presumption that Indemnitee has met the applicable standard of conduct set forth in Subsections 2(b)(i) and (ii) hereof. If the determination is made by the Disinterested Directors, the evidence which they possess shall be disclosed to Indemnitee with particularity in a sworn written statement signed by all persons who participated in the determination and voted to deny indemnification.

     (c)  Subject to the Company's obligation to advance expenses pursuant to
Section 2(c) above, if indemnification is requested with respect to any proceeding (whether threatened, pending or completed) to which Indemnitee is a party, the request for indemnification shall be made only after a Company-approved settlement has been reached (and approved by the court if required) or a final judgment has been entered. Once a determination has been made under this Section 3 that Indemnitee is entitled to indemnification hereunder, the amounts to be indemnified hereunder shall be paid by the Company within 30 days thereafter, or otherwise as specified by the terms of any such settlement or judgment.

4.   Merger, Consolidation or Change in Control.  In the event that the Company
     ------------------------------------------
shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, or if there is a change in control of the Company as defined in Section 5 hereof, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no change in the control of the Company.

5.   Certain Definitions.  For purposes of this Agreement, the following
     -------------------
definitions apply herein:

          (a) "change of control" shall include any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the Board of Directors of the Company.

          (b) "expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, appeal bonds and all other disbursements or expenses customarily incurred in connection with asserting or defending claims;

          (c) "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan;

          (d) "independent counsel" shall mean a law firm or member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "independent counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement;

          (e) "proceeding" shall include any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative;

          (f) "other enterprises" shall include employee benefit plans, and civic, non-profit or charitable organizations, whether or not incorporated; and

          (g) "serving at the request of the Company" shall include any service at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to a corporation or "other enterprise," its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of such other enterprise or entity, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement;

6.   Notification and Defense of Claim.  Within five days after receipt by
     ---------------------------------
Indemnitee of notice of the commencement of any proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof. Failure to so notify the Company within such period will terminate the Company's obligation to Indemnitee with respect to such proceeding under this Agreement, but the omission so to notify the Company will not relieve it from any liability which it may have to

Indemnitee otherwise than under this Agreement. With respect to any such proceeding as to which Indemnitee notifies the Company of the commencement thereof:

     (a) The Company will be entitled to participate therein at its own expense; and

     (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such proceeding, or
(iii) the Company shall not in fact have employed counsel to assume the defense of such proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

     (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any proceeding effected without its written consent. The Company shall not settle any proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

7.   Attorneys' Fees.  In the event that Indemnitee institutes any legal action
     ---------------
to enforce Indemnitee's rights hereunder, or to recover damages for breach of this Agreement, Indemnitee, if Indemnitee prevails in whole or in part, shall be entitled to recover from the Company all attorneys' fees and disbursements incurred by Indemnitee with respect to the claims or matters on which Indemnitee has prevailed.

8.   Severability.  If any provision of this Agreement or the application of any
     ------------
provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected.

9.   Governing Law.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the State of Delaware without regard to its conflict of laws rules.

10.  Modification.  This Agreement contains the entire agreement of the parties
     ------------
relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto.

11.  Deposit of Funds in Trust.  In the event that the Company decides to
     -------------------------
voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than ten days prior to such dissolution or filing, the Company shall deposit in trust for the exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This Section 11 shall not apply to dissolution of the Company in connection with a transaction as to which Section 4 hereof applies.

12.  Notices.  All notices (and other communications) provided for by this
     -------
Agreement, unless actual receipt thereof is required by this Agreement, shall be deemed given when delivered by hand or when deposited in the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, as follows:

     If to Indemnitee:   _________________________
                         _________________________
                         _________________________
                         _________________________

     If to the Company:  AltaVista Company
                         529 Bryant Street
                         Palo Alto, CA 94024
                         Attn.: Stephanie Lucie

or to such address as either party may have furnished to the other in writing. Any notice of Indemnitee to the Company pursuant to Section 6 hereof shall be deemed made when actually received at the office provided above, addressed as provided above.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, which is effective as of the date first above written.

                         ALTAVISTA COMPANY


                         By:  ______________________________
                              Stephanie Lucie
                              Vice President, General Counsel & Secretary

                         [name]

                         _____________________________

                                   EXHIBIT 1

                           STATEMENT OF UNDERTAKING


STATE OF

COUNTY OF

     I, ______________________, being first duly sworn do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnity Agreement dated ______________, between AltaVista Company, a Delaware corporation ("Company"), and the undersigned.

     2. I am requesting advancement of certain actual expenses which have reasonably been incurred or will be reasonably incurred by me or on my behalf within the next 30 days in defending a civil or criminal action, suit or proceeding to which I am a party or am threatened to be made a party by reason of the fact that I am or was a director or officer of the Company.

     3. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I am not entitled to be indemnified by the Company.

     4. The expenses for which advancement is requested have been or will be incurred in connection with the following action, suit or proceeding:


                                       __________________________________
                                       Name: ____________________________


     Subscribed and sworn to before me this _____ day of _______________, 19___.



                                       _______________________________________
                                           Notary Public in and for
                                           said state and county

                                       My commission expires: ___________

                                   EXHIBIT 2

                   STATEMENT OF REQUEST FOR INDEMNIFICATION


STATE OF

COUNTY OF


     I, _______________________, being first duly sworn do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnity Agreement dated _________________, between AltaVista Company, a Delaware corporation ("Company"), and the undersigned.

     2. I am requesting indemnification against expenses and, with respect to any action not by or in the right of the Company, judgments, fines and amounts paid in settlement, all of which have been actually and reasonably incurred by me or on my behalf in connection with a certain action, suit or proceeding to which I am a party by reason of the fact that I am or was a director or officer of the Company.

     3. With respect to all matters related to any such action, suit or proceeding, I acted in good faith and in a manner I reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, I had no reason to believe that my conduct was unlawful.

     4. I am requesting indemnification in connection with the following suit, action or proceeding:


                                       __________________________________
                                       Name:  ____________________________

  Subscribed and sworn to before me this _____ day of _____________________, 19___.

                                       __________________________________
                                       Notary Public in and for
                                       said state and county

                                       My commission expires: ___________